Exhibit 10.13


                        THIRD AMENDMENT TO LOAN AGREEMENT

         THIS THIRD AMENDMENT ("Amendment") made as of this 28th day of November, 1998 among GRISTEDE'S SLOAN'S, INC., a Delaware corporation having its principal place of business at 823 Eleventh Avenue, New York, New York 10019 (the "Borrower"), each of the Subsidiaries of the Borrower listed on Schedule 1 annexed to the Agreement (as hereinafter defined) (individually, a "Guarantor" and collectively, the "Guarantors") (the Borrower and the Guarantors, collectively, the "Credit Parties"), EUROPEAN AMERICAN BANK, a New York banking organization, having an office at 335 Madison Avenue, New York, New York 10017 ("EAB" or a "Bank"), ISRAEL DISCOUNT BANK OF NEW YORK, a New York banking organization, having an office at 511 Fifth Avenue, New York, New York 10017 ("Israel Discount" or a "Bank"), KEYBANK NATIONAL ASSOCIATION, a national banking association, having an office at 1377 Motor Parkway, Islandia, New York 11788 ("Key" or a "Bank") and BANK LEUMI USA (formerly known as Bank Leumi Trust Company of New York), a New York trust company, having an office at 562 Fifth Avenue, New York, New York 10036 ("Leumi" or a "Bank") and EUROPEAN AMERICAN BANK, as agent for the Banks (the "Agent").

                              W I T N E S S E T H :

         WHEREAS, the Credit Parties, the Banks and the Agent have entered into a Loan Agreement dated as of the 7th day of November, 1997, which Loan Agreement has heretofore been amended pursuant to that certain First Amendment dated April 30, 1998 and that certain Second Amendment dated as of August 29, 1998 (as so amended, the "Agreement"); and

         WHEREAS, the Banks have made loans to the Borrower as evidenced by certain notes of the Borrower and specifying interest to be paid thereon; and

         WHEREAS, the Credit Parties have requested that the Agent and the Banks agree to amend (i) the Cleandown Period requirement, (ii) the delivery date for the financial schedule showing EBITDA operating results by store location for the fiscal quarter ended November 29, 1998 required under Section 5.01(b) (iii) of the Agreement, and (iii) the delivery date for the lease status certificate required under Section 5.01(b)(xiii) of the Agreement for the fiscal quarter ended November 29, 1998;

         WHEREAS, the Credit Parties have requested that the Agent and the Banks amend certain of the financial covenants contained in Section 5.03 of the Agreement; and

         WHEREAS, the Agent and the Banks have agreed to amend (i) the Cleandown Period requirement, (ii) the delivery date for the financial schedule showing EBITDA operating results by store location for the fiscal quarter ended November 29, 1998 required under Section 5.01(b)(iii) of the Agreement, and (iii) the delivery date for the lease status certificate required under Section 5.01(b)(xiii) of the Agreement for the fiscal quarter ended November 29, 1998; and


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


         WHEREAS, the Agent and the Banks have agreed to amend certain of the financial covenants contained in Section 5.03 of the Agreement on the terms and conditions contained herein; and

         NOW, THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Parties, the Banks and the Agent do hereby agree as follows:

         1. DEFINED TERMS. As used in this Amendment, capitalized terms, unless otherwise defined, shall have the meanings set forth in the Agreement.

         2. REPRESENTATIONS AND WARRANTIES. As an inducement for the Bank to enter into this Amendment, the Credit Parties each represent and warrant as follows:

                  A. That with respect to the Agreement and the Loan Documents executed in connection therewith and herewith:

                           (i) There are no defenses or offsets to the Borrower's or any Guarantor's obligations under the Agreement as amended hereby, the Notes or any of the Loan Documents or any other agreements in favor of the Bank referred to in the Agreement, and if any such defenses or offsets exist without the knowledge of the Borrower or any Guarantor, the same are hereby waived.

                           (ii) All of the  representations  and warranties made
                  by the Borrower and any Guarantor in the Agreement as amended hereby are true and correct in all material respects as if made on the date hereof, except for those made with respect to a particular date, which such representations and warranties are restated as of the date of this Amendment to be true and correct in all material respects as of such date; and provided further that the representations and warranties set forth in
                  Section 4.01(f) of the Agreement shall relate to the audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries for the fiscal year ended November 30, 1997 and the internally prepared consolidated balance sheet of the Borrower and its Consolidated Subsidiaries for the fiscal quarter ended August 30, 1998.

                           (iii) The outstanding  aggregate principal balance of
                  the Loans as evidenced by the Notes is $21,861,314.64 as of February 23, 1999 and interest has been paid through February 1, 1999.

         3.       AMENDMENTS.  The following  amendments  are hereby made to the
Agreement:

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


                  (a) The definition of Cleandown Period is hereby deleted in its entirety and replaced as follows:

                  "'Cleandown Period', means a period, declared by the Borrower to be the "Cleandown Period", of thirty (30) consecutive days during each fiscal year of the Borrower, commencing with the Borrower's fiscal year beginning November 30, 1998."

                  (b) The definition of EBITDA is hereby deleted in its entirety and replaced as follows:

                  "'EBITDA' means, as to the Borrower and its Consolidated subsidiaries for any period, the sum of (i) net income (excluding extraordinary gains and losses), plus (ii) interest expense, plus, (iii) depreciation expense, plus (iv) amortization of intangible assets, plus (v) federal, state and local income taxes deducted in calculating net income, plus
                  (vi) non-cash rent leveling expenses, in each case measured for the Borrower and its Consolidated Subsidiaries on a consolidated basis for such period, computed and consolidated in accordance with GAAP."

                  (c) The definition of Revolving Credit Maturity Date is hereby deleted in its entirety and replaced as follows:

                  "'Revolving Credit Maturity Date' means November 29, 1999."

                  (d) Section 5.01(b) (iii) of the Agreement is hereby deleted its entirety and replaced as follows:

                  "(iii) CONSOLIDATING FINANCIAL STATEMENTS. (1) As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower and within sixty (60) days after the end of each of the first three fiscal quarters of the Borrower, a copy of the consolidating financial statements of the Borrower and its operating Subsidiaries for such year or quarter, including balance sheets with related statements of income and retained earnings and statements of cash flows, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year or previous fiscal quarter, all such financial statements to be prepared by management of the Borrower in accordance with GAAP, and (2) as soon as available and in any event within sixty (60) days after the end of each fiscal quarter of the Borrower, including the fourth fiscal quarter (ninety (90) days in the case of the fiscal

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


                  quarter ending November 29, 1998), a copy of a financial schedule showing EBITDA operating results by store location for such quarter, prepared by management of the Borrower."

                  (e) Section 5.01(b)(xiii) of the Agreement is hereby deleted in its entirety and replaced as follows:

                  "(xiii) LEASE STATUS CERTIFICATE. As soon as available and in any event within sixty (60) days after the end of each fiscal quarter (ninety (90) days in the case of the fiscal quarter ending November 29, 1998), a certificate from the chief financial officer of the Borrower setting forth the Credit Parties' payment status for all leases of real property, in form and substance reasonable satisfactory to the Agent."

                  (f) Section 5.02(l) of the Agreement is hereby deleted in its entirety and replaced as follows:

                  "(l) LOSSES. Incur a net loss (i) for the fiscal year ending November 29, 1998 in excess of $330,000.00, or (ii) for any fiscal year thereafter."

                  (g) Section 5.03(c) of the Agreement is hereby deleted in its entirety and replaced as follows:

                  "(c)   LEVERAGE RATIO. The Borrower and the Guarantors will at
                  all times maintain a Leverage Ratio, to be tested quarterly, of not greater than the following:

                           Period                                 Leverage Ratio
                  ------------------------------                  --------------
                  From the date of the Agreement                   3.00 to 1.00
                  until February 27, 1999

                  From February 28, 1999 until                     2.50 to 1.00
                  May 29, 1999

                  From May 30, 1999 until                          2.25 to 1.00
                  May 27, 2000

                  From May 28, 2000                                2.00 to 1.00
                  and thereafter."

                  (h) Section 5.03(d) of the Agreement is hereby deleted in its entirety and replaced as follows:

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


                  "(d) FUNDED DEBT TO EBITDA RATIO. The Borrower and Guarantors will maintain at all times on a consolidated basis, a Funded Debt to EBITDA Ratio, to be tested quarterly, of not greater than the following:

                         Period                      Funded Debt to EBITDA Ratio
                  ----------------------------       ---------------------------
                  From February 28, 1999 until                   2.50 to 1.00
                  August 28, 1999

                  From August 29, 1999 until                     2.25 to 1.00
                  August 26, 2000

                  From August 27, 2000 and                       2.00 to 1.00
                  thereafter."

                  (i) Section 5.03(e) of the Agreement is hereby deleted in its entirety and replaced as follows:

                  "(e) FIXED CHARGE COVERAGE RATIO. The Borrower and Guarantors will maintain at all times (other than for the fiscal quarter ending August 30, 1998 and the fiscal year ending November 29,
                  1998), beginning with the fiscal quarter ending May 31, 1998, on a consolidated basis, a minimum Fixed Charge Coverage Ratio of not less than 1.25 to 1.0, such ratio to be tested quarterly. The Borrower and Guarantors will maintain at all times on a consolidated basis during the fiscal quarter ending August 30, 1998 and the fiscal year ending November 29, 1998, a minimum Fixed Charge Coverage Ratio of not less than 1.10 to 1.0."

                  (j) Section 5.03(f) of the Agreement is hereby deleted in its entirety and replaced as follows:

                  "DEBT SERVICE RATIO. The Borrower and Guarantors will maintain at all times during the fiscal year ending November 29, 1998, on a consolidated basis, a minimum Debt Service Ratio of not less than 1.45 to 1.0. The Borrower and Guarantors will maintain at all times, beginning with the fiscal quarter ending May 31, 1998 (other than for the fiscal year ending November 29, 1998), on a consolidated basis, a minimum Debt Service Ratio of not less than 1.50 to 1.0, such ratio to be tested quarterly."

         4. EFFECTIVENESS. This Amendment shall become effective upon the occurrence of the following events and the receipt and satisfactory review by the Agent and its counsel of the following documents:


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


                  (a)  The  Agent  and  each  Bank  shall  have   received  this
Amendment, duly executed by the Borrower and each Guarantor.

                  (b) The Agent shall have received copies of any and all modifications of the documentation referred to in Section 3.01 of the Agreement which could result in a Material Adverse Change.

                  (c) The Agent shall have been paid, on behalf of the Banks, an amendment fee in the amount of $10,000.00.

         5. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         7. RATIFICATION. Except as hereby amended, the Agreement and all other Loan Documents executed in connection therewith shall remain in full force and effect in accordance with their originally stated terms and conditions. The Agreement and all other Loan Documents executed in connection therewith, as amended hereby, are in all respects ratified and confirmed.

         8. WAIVER OF JURY TRIAL. The Borrower, each Guarantor, the Agent and the Banks waive all rights to trial by jury on any cause of action directly or indirectly involving the terms, covenants or conditions of this Amendment or any Loan Document.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK



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         IN WITNESS WHEREOF,  the parties hereto have executed this Amendment as of the year and date first above written.

         EUROPEAN AMERICAN BANK, as Agent

         By:    /s/ George L. Stirling
            ---------------------------------
                  George L. Stirling
                  Vice President


         EUROPEAN AMERICAN BANK

         By:    /s/ George L. Stirling
            ---------------------------------
                  George L. Stirling
                  Vice President


         ISRAEL DISCOUNT BANK OF NEW YORK

         By:  /s/ Scott Fishbein
            ---------------------------------
         Name:   Scott Fishbein
         Title:  Vice President

         By:  /s/ Lisa Baum
            ---------------------------------
         Name:   Lisa Baum
         Title:  Senior Vice President


         KEYBANK NATIONAL ASSOCIATION

         By:  /s/ Joseph Burns
            ---------------------------------
         Name:   Joseph Burns
         Title:  Vice President


         BANK LEUMI USA

         By:   /s/ Richard Silverstein
            ---------------------------------
         Name:   Richard Silverstein
         Title:  First Vice President

         By:   /s/ Joseph Koenigsberg
            ---------------------------------
         Name:   Joseph Koenigsberg
         Title:  Vice President


         GRISTEDE'S SLOAN'S, INC.

         By:   /s/ John Catsimatidis
            ---------------------------------
                  John Catsimatidis
                  Chief Executive Officer



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



         CITY PRODUCE OPERATING CORP.

         By:   /s/ John Catsimatidis
            ---------------------------------
                  John Catsimatidis
                  President


         GRISTEDE'S OPERATING CORP.

         By:   /s/ John Catsimatidis
            ---------------------------------
                  John Catsimatidis
                  President


         NAMDOR INC.

         By:   /s/ John Catsimatidis
            ---------------------------------
                  John Catsimatidis
                  President


         RAS OPERATING CORP.

         By:   /s/ John Catsimatidis
            ---------------------------------
                  John Catsimatidis
                  President


         SAC OPERATING CORP.

         By:   /s/ John Catsimatidis
            ---------------------------------
                  John Catsimatidis
                  President


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